Armstrong World Industries Investor Presentation Fourth Quarter 2010 February 28, 2011 Exhibit 99.3

Safe
Harbor
Statement
This presentation contains “forward-looking statements” related to Armstrong
World Industries, Inc.’s, future financial performance. Our results could differ materially from the results discussed in these forward-looking statements due to known and unknown risks and uncertainties.  A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the “Risk Factors” and “Management’s Discussion and Analysis” sections of our recent reports on Forms 10-K and 10-Q filed with the SEC. We undertake no obligation to update any forward-looking statement beyond what is required by applicable securities law.
In addition, we will be referring to non-GAAP financial measures within the meaning of SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP is available on the Investor Relations page of our website at www.armstrong.com.

Key Metrics – Fourth Quarter 2010 Adjusted
(1)
Financial Overview
(1) Figures exclude non-recurring items such as charges for cost reduction initiatives, restructuring, etc. Figures also exclude the impact of foreign exchange movements.
(2) As reported Net Sales:  $643 million in 2010 and $653 million in 2009.
(3) As reported Operating Loss:  ($30 million) in 2010 and ($2 million) in 2009.
(4)
As reported EPS:  ($0.36) in 2010 and ($0.07) in 2009.
(5) Earnings per share reflect an adjusted tax rate of 42% for both 2010 and 2009.
(6) Total cash as of December 31, 2010 of $316 million was comprised of $36 million in domestic cash and $280 million in foreign cash. Total cash as of
December 31, 2009 of $570 million was comprised of $328 million in domestic cash and $241 million in foreign cash.  Total debt was $875 million in 2010 and $473 million in 2009.
All figures in $ millions unless otherwise noted.  Figures may not add due to rounding.
2010
Actual
2009
Actual Variance
Net Sales
(2)
$652 $657 (0.7%)
Operating Income
(3)
19 26 (27.6%)
% of Sales 2.9% 3.9% (100 bps)
EBITDA 47 54 (14.0%)
% of Sales 7.1% 8.2% (110 bps)
Earnings Per Share
(4), (5)
$0.11 $0.23 ($0.12)
Free Cash Flow 43 53 (10)
Net (Cash) Debt
(6)
559 (97) 656

Q4 2010 – Adjusted Operating Income to
Reported Net Income
Financial Overview
All figures in $ millions unless otherwise noted.  Figures may not add due to rounding.
(1) Figures exclude non-recurring items such as charges for cost reduction initiatives, restructuring, etc. Figures also exclude the impact of foreign exchange movements.
2010 2009 V
Operating Income – Adjusted
(1) $19 $26 ($7)
Foreign Exchange Movements
1 (1) 2
Cost Reduction Initiatives (22) (9) (13)
Asset Impairments (22) (18) (4)
Restructuring (7) - (7)
Executive Transition (1) - (1)
Gain from Settlement of Note
Receivable
2 - 2
Operating Income – As Reported ($30) ($2) ($28)
Interest (Expense) Income (8) (3) (5)
EBT ($38) ($5) ($33)
Tax (Expense) Benefit 17 1 16
Net Income ($21) ($4) ($17)

Adjusted Operating Income Change (Left-hand scale)
% Change in Sales (Right-hand scale)
Adj Operating Income Change ($M)
% Sales Change
10
5
-
(5)
(10)
(15)
10%
5%
0%
(5%)
(10%)
(15%)
6
(14)
8
3
(9)
(2%)
(11%)
6%
(6%)
Resilient Flooring
Wood Flooring
Building Products
Cabinets
Corporate

Q4 Sales and Adjusted Operating Income
(1)
by
Segment – 2010 vs. 2009
Financial Overview
All figures in $ millions unless otherwise noted.  Figures may not add due to rounding.
(1) Figures exclude non-recurring items such as charges for cost reduction initiatives, restructuring, etc. Figures also exclude the impact of foreign exchange movements.

$50
$40
$30
$20
$10
$0
($10)
$26
$9
($8)
($23)
$12
$6
($3)
$19
2009
Price / Mix
Volume
Input Costs
Mfg Cost
SG&A
WAVE
2010

Adjusted Operating Income
(1)
Bridge –
Q4 2010 versus Prior Year
Financial Overview
All figures in $ millions unless otherwise noted.  Figures may not add due to rounding.
(1) Figures exclude non-recurring items such as charges for cost reduction initiatives, restructuring, etc. Figures also exclude the impact of foreign exchange movements.

$60
$50
$40
$30
$20
$10
$0
($10)
$53
$2
($15)
$1
$2
$43
Includes $14M from fixed asset sale
2009
Cash Earnings
Working Capital
Capex
WAVE Dividends
2010

7 Free Cash Flow – Fourth Quarter 2010 versus Prior Year Financial Overview All figures in $ millions unless otherwise noted. Figures may not add due to rounding.

Key Metrics – Full Year 2010 Adjusted
(1)
Financial Overview
All figures in $ millions unless otherwise noted.  Figures may not add due to rounding.
(1) Figures exclude non-recurring items such as charges for cost reduction initiatives, restructuring, etc. Figures also exclude the impact of foreign exchange movements.
(2) As reported Net Sales:  $2,766 million in 2010 and $2,780 million in 2009.
(3) As reported Operating Income:  $81 million in 2010 and $91 million in 2009.
(4) As reported EPS:  $0.19 in 2010 and $1.36 in 2009.
(5) Earnings per share reflect an adjusted tax rate of 42% for both 2010 and 2009.
(6) Total cash in 2010 of $316 million was comprised of $36 million in domestic cash and $280 million in foreign cash.  Total cash in 2009 of $570 million was comprised of: $328 million in domestic cash and $241 million in foreign cash. Total debt was $875 million in 2010 and $473 million in 2009.
2010
Actual
2009
Actual Variance
Net Sales
(2)
$2,833 $2,853 (0.7%)
Operating Income
(3)
188 157 20.2%
% of Sales 6.6% 5.5% 110 bps
EBITDA 303 296 2.4%
% of Sales 10.7% 10.4% 30 bps
Earning Per Share
(4), (5)
$1.72 $1.44 $0.28
Free Cash Flow 180 211 (31)
Net (Cash) Debt
(6)
559 (97) 656

Adjusted Operating Income Change (Left-hand scale)
% Change in Sales (Right-hand scale)
Adj Operating Income ($M)
% Sales Change
50
40
30
20
10
-
(10)
(20)
(30)
50%
40%
30%
20%
10%
0%
(10%)
(20%)
(30%)
24
(22)
41
6
(18)
(2%)
(7%)
4%
(8%)
Resilient Flooring
Wood Flooring
Building Products
Cabinets
Corporate

Full Year Sales and Adjusted Operating
Income
(1)
by Segment – 2010 vs. 2009
Financial Overview
All figures in $ millions unless otherwise noted.  Figures may not add due to rounding.
(1) Figures exclude non-recurring items such as charges for cost reduction initiatives, restructuring, etc. Figures also exclude the impact of foreign exchange movements.

Armstrong

$200
$150
$100
$50
$0
($50)
$157
$15
($26)
($31)
$48
$20
$5
$188
2009
Price / Mix
Volume
Input Costs
Mfg Cost
SG&A
WAVE
2010

Adjusted Operating Income
(1)
Bridge –
Full Year 2010 versus Prior Year
Financial Overview
All figures in $ millions unless otherwise noted.  Figures may not add due to rounding.
(1) Figures exclude non-recurring items such as charges for cost reduction initiatives, restructuring, etc. Figures also exclude the impact of foreign exchange movements.

$250
$200
$150
$100
$50
$0
($50)
$211
$3
($44)
$12
($3)
$180
2009
Cash Earnings
Working Capital
Capex
WAVE Dividends
2010

11 Free Cash Flow – Full Year 2010 versus Prior Year Financial Overview All figures in $ millions unless otherwise noted. Figures may not add due to rounding.

Capital Structure as of December 31, 2010
Financial Overview
All figures in $ millions unless otherwise noted.  Figures may not add due to rounding.
CASH Balance ($M)
US Cash $36
International Cash 280
(1)
TOTAL Cash $316
DEBT Balance ($M) Interest Rate Maturity
Revolver ($250M) $25
(1)
3.28%
(2)
2015
A/R Securitization ($100M) - 1.20% 2013
Term Loan A / B 250 / 550 3.28% / 5.00%
(2)
2015 / 2017
Industrial Development Bond / Other 50 ~2.00% >2025
TOTAL Debt $875
Net Debt $559
(1) In January 2011, a significant amount of international cash was repatriated with the proceeds used to pay off the revolver.
(2) Term Loan A and the revolver interest rates are LIBOR + 3% and Term Loan B interest rate is LIBOR + 3.5% with a 1.5% floor.

SG&A Savings
Structural Manufacturing and Labor Savings
Incremental Savings ($M)
$70
$60
$50
$40
$30
$20
$10
$0
$15
$20
$40
$25
$25
$25
2010
2011
2012

Cumulative Savings **$35M** **$100M** **$150M**

$150 Million Savings Program
Financial Overview
All figures in $ millions unless otherwise noted.  Figures may not add due to rounding.
$150M savings from manufacturing and SG&A, net of inflation.
Will use procurement savings to mitigate strong inflationary pressure.

7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2007
2008
2009
2010
Adjusted for 1x Items
As Reported

AWI - Return on Invested Capital (ROIC)
Financial Overview
All figures in $ millions unless otherwise noted.  Figures may not add due to rounding.
Near term goal is to return at least our cost of capital by 2013, with domestic housing starts ~ 1 million units.

Key Metrics
(1)
– Guidance 2011
Financial Overview
All figures in $ millions unless otherwise noted.
2011
Estimate Range 2010 Variance
Net Sales 2,800 to 3,000 2,766 1% to 8%
Operating Income
(2)
255 to 305 189 35% to 62%
EBITDA 360 to 410 303 19% to 35%
Earnings Per Share
(3),(4)
$2.04 to $2.53 $1.73 18% to 47%
Free Cash Flow 70 to 120 180 (61%) to (33%)
(1) Figures exclude non-recurring items such as charges for cost reduction initiatives, restructuring, etc.
(2) As reported Operating Income:  $225 - 275 million in 2011 and $81 million 2010.
(3) Earnings per share reflect an adjusted tax rate of 42% for both 2011 and 2010.
(4) As reported earnings per share:  $1.85 - $2.34 in 2011 and $0.19 in 2010.

2011 Financial Outlook
Financial Overview
Raw Material & Energy Inflation $35 - $45 million increase
Manufacturing Productivity Gross Margin +100 to +200 bps vs. 2010
U.S. Pension Credit ~$25 million, down ~$25 million vs. 2010
60% manufacturing, 40% SG&A
Earnings from WAVE $5 - $10 million vs. 2010
Cash Taxes/ETR ~$15 million. Adjusted ETR of 42%
Q1 Sales $640 – $705 million
EBITDA $72 – $88 million
Capital Spending ~$180-$200 million
Exclusions from  EBITDA ~$18 - 27 million associated with already announced actions

Appendix

Full Year 2010 – Adjusted Operating Income to
Reported Net Income
Financial Overview Appendix
All figures in $ millions unless otherwise noted.  Figures may not add due to rounding.
2010 2009 V
Operating Income – Adjusted
(1)
$188 $157 $31
Foreign Exchange Movements 2 - 2
Laminate Duty Refund 7 - 7
Cost Reduction Initiatives (50) (16) (34)
Asset Impairments (31) (18) (13)
Restructuring (22) - (22)
Executive Transition (15) - (15)
Gain on Settlement of Note Receivable 2 - 2
Accelerated Vesting - (32) 32
Operating Income – As Reported $81 $91 ($10)
Interest (Expense) Income (14) (16) 2
EBT $67 $75 ($8)
Tax (Expense) Benefit (56) 3 (59)
Net Income $11 $78 ($67)
(1) Figures exclude non-recurring items such as charges for cost reduction initiatives, restructuring, etc. Figures also exclude the impact of foreign exchange movements.

Normalized Operating Income to Free Cash Flow
Financial Overview Appendix
All figures in $ millions unless otherwise noted.
2011
Estimate Range
Adjusted Operating Income 255 to 305
D&A 105
Adjusted EBITDA 360 to 410
Changes in Working Capital 10 to 30
Capex (180) to (200)
Pension Credit (25)
Interest Expense (50)
Cash Taxes (15)
Other, including cash payments for
restructuring and one-time items
(30)
Free Cash Flow 70 to 120

Consolidated Results
Financial Overview Appendix
All figures in $ millions unless otherwise noted.  Figures may not add due to rounding.
Fourth Quarter
2010
Reported
Comparability (1)
Adjustments
FX (2) Adj
2010
Adjusted
2009
Reported
Comparability (1)
Adjustments
FX (2) Adj
2009
Adjusted
Net Sales 643 - 9 652 653 - 4 657
Operating Income (30) 50 (1) 19 (2) 27 - 26
EPS ($0.36) $0.48 ($0.01) $0.11 ($0.07) $0.30 $ - $0.23
Full Year 2010
2010
Reported
Comparability (1)
Adjustments
FX (2) Adj
2010
Adjusted
2009
Reported
Comparability (1)
Adjustments
FX (2) Adj
2009
Adjusted
Net Sales 2,766 - 66 2,833 2,780 - 73 2,853
Operating Income 81 108 (2) 188 91 65 1 157
EPS $0.19 $1.55 ($0.02) $1.72 $1.36 $0.07 $0.01 $1.44
(1) See earnings press release and 10-K for additional detail on comparability adjustments
(2) Eliminates impact of foreign exchange movements

Segment Operating Income (Loss)
Financial Overview Appendix
All figures in $ millions unless otherwise noted.  Figures may not add due to rounding.
(1) Eliminates impact of foreign exchange movements and non-recurring items; see earnings press release and 10-K for additional detail.
Fourth Quarter
2010
Reported
Comparability (1)
Adjustments
2010
Adjusted
2009
Reported
Comparability (1)
Adjustments
2009
Adjusted
Resilient Flooring (2) 3 1 (7) 2 (4)
Wood Flooring (32) 28 (4) (10) 20 10
Building Products 16 16 32 24 - 24
Cabinets (1) - (1) (8) 5 (3)
Unallocated Corporate
(Expense) Income
(12) (3) (9) - - -
Full Year 2010
2010
Reported
Comparability (1)
Adjustments
2010
Adjusted
2009
Reported
Comparability (1)
Adjustments
2009
Adjusted
Resilient Flooring 13 18 31 - 6 7
Wood Flooring (46) 39 (7) (6) 20 14
Building Products 171 27 198 156 1 157
Cabinets (6) - (6) (18) 6 (12)
Unallocated Corporate
(Expense) Income
(51) 23 (28) (41) 32 (9)

Cash Flow
Financial Overview Appendix
All figures in $ millions unless otherwise noted.  Figures may not add due to rounding.
Fourth Quarter Full Year
($-millions) 2010 2009 2010 2009
Net Cash From Operations 49 82 190 260
Plus / (Minus) Net Cash from Investing (37) (29) (41) (41)
Add back / (subtract):
Restricted Cash 30 - 30 -
Divestitures 1 - 1 (8)
Equals Free Cash Flow 43 53 180 211